                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                         as of February 6, 2013


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                     ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual      1.05%      May 23, 2011      June 30, 2013
   Class B Shares                        Contractual     1.22%/2/    May 23, 2011      June 30, 2013
   Class C Shares                        Contractual      1.80%      May 23, 2011      June 30, 2013
   Class R Shares                        Contractual      1.30%      May 23, 2011      June 30, 2013
   Class R5 Shares                       Contractual      0.80%      May 23, 2011      June 30, 2013
   Class R6 Shares                       Contractual      0.80%   September 24, 2012   June 30, 2013
   Class Y Shares                        Contractual      0.80%      May 23, 2011      June 30, 2013
Invesco American Franchise Fund
   Class A Shares                        Contractual      2.00%      July 1, 2013      June 30, 2014
   Class B Shares                        Contractual      2.75%      July 1, 2013      June 30, 2014
   Class C Shares                        Contractual      2.75%      July 1, 2013      June 30, 2014
   Class R Shares                        Contractual      2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                       Contractual      1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                       Contractual      1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                        Contractual      1.75%      July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012      June 30, 2013
   Class B Shares                        Contractual      2.00%      July 1, 2012      June 30, 2013
   Class C Shares                        Contractual      2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                        Contractual      1.25%      July 1, 2012      June 30, 2013
Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.75%      June 6, 2011    December 31, 2013
   Class B Shares                        Contractual      1.50%      June 6, 2011    December 31, 2013
   Class C Shares                        Contractual      1.50%      June 6, 2011    December 31, 2013
   Class R Shares                        Contractual      1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                       Contractual      0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                       Contractual      0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                        Contractual      0.50%      June 6, 2011    December 31, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012      June 30, 2013
   Class B Shares                        Contractual      2.75%      July 1, 2012      June 30, 2013
   Class C Shares                        Contractual      2.75%      July 1, 2012      June 30, 2013
   Class R Shares                        Contractual      2.25%      July 1, 2012      June 30, 2013
   Class R6 Shares                       Contractual      1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                        Contractual      1.75%      July 1, 2012      June 30, 2013
Invesco Equity and Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012      June 30, 2013
   Class B Shares                        Contractual      2.25%      July 1, 2012      June 30, 2013
   Class C Shares                        Contractual      2.25%      July 1, 2012      June 30, 2013
   Class R Shares                        Contractual      1.75%      July 1, 2012      June 30, 2013
   Class R5 Shares                       Contractual      1.25%      July 1, 2012      June 30, 2013
   Class R6 Shares                       Contractual      1.25%   September 24, 2012   June 30, 2013
   Class Y Shares                        Contractual      1.25%      July 1, 2012      June 30, 2013
Invesco Floating Rate Fund
   Class A Shares                        Contractual      1.50%     April 14, 2006     June 30, 2013
   Class C Shares                        Contractual      2.00%     April 14, 2006     June 30, 2013
   Class R Shares                        Contractual      1.75%     April 14, 2006     June 30, 2013
   Class R5 Shares                       Contractual      1.25%     April 14, 2006     June 30, 2013
   Class R6 Shares                       Contractual      1.25%   September 24, 2012   June 30, 2013
   Class Y Shares                        Contractual      1.25%    October 3, 2008     June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013



                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco U.S. Quantitative Core Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Constellation Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Disciplined Equity Fund
   Class Y Shares                        Contractual     1.75%     July 14, 2009    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                        Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                        Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                        Contractual     1.20%     July 18, 2011    June 30, 2013
   Class R5 Shares                       Contractual     0.70%     July 18, 2011    June 30, 2013
   Class R6 Shares                       Contractual     0.70%   September 24, 2012 June 30, 2013
   Class Y Shares                        Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares                 Contractual     0.95%     July 18, 2011    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                        Contractual     1.85%      July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                     ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                        Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual      3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual      2.00%     July 1, 2009    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                        Contractual      1.25%     May 23, 2011    June 30, 2013
   Class B Shares                        Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                        Contractual      2.00%     May 23, 2011    June 30, 2013
   Class R Shares                        Contractual      1.50%     May 23, 2011    June 30, 2013
   Class R5 Shares                       Contractual      1.00%     May 23, 2011    June 30, 2013
   Class Y Shares                        Contractual      1.00%     May 23, 2011    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                        Contractual      2.25%     July 1, 2013    June 30, 2014
   Class B Shares                        Contractual      3.00%     July 1, 2013    June 30, 2014
   Class C Shares                        Contractual      3.00%     July 1, 2013    June 30, 2014
   Class R Shares                        Contractual      2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual      2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual      2.00%     July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2013
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Small Cap Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Conservative Allocation Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                           Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                           Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                           Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                           Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                           Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Convertible Securities Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                           Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                           Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                          Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                           Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Global Quantitative Core Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                           Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                           Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R Shares                           Contractual     2.50%      July 1, 2009    June 30, 2013
   Class R5 Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class Y Shares                           Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Growth Allocation Fund
   Class A Shares                           Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                           Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                           Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                           Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Class S Shares                           Contractual     1.90%      July 1, 2012    June 30, 2013
   Class Y Shares                           Contractual     1.75%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                        Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                        Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                        Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                        Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                       Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                        Contractual     0.00%      May 1, 2012     April 30, 2014
Invesco International Allocation Fund
   Class A Shares                        Contractual     2.25%      May 1, 2012     June 30, 2013
   Class B Shares                        Contractual     3.00%      May 1, 2012     June 30, 2013
   Class C Shares                        Contractual     3.00%      May 1, 2012     June 30, 2013
   Class R Shares                        Contractual     2.50%      May 1, 2012     June 30, 2013
   Class R5 Shares                       Contractual     2.00%      May 1, 2012     June 30, 2013
   Class Y Shares                        Contractual     2.00%      May 1, 2012     June 30, 2013
Invesco Leaders Fund
   Class A Shares                        Contractual     2.25%      July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     3.00%      July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     3.00%      July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     2.00%      July 1, 2012    June 30, 2013
Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Moderate Allocation Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                        Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Small Cap Growth Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                 Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco U.S. Mortgage Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco European Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2013
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class R Shares                           Contractual    2.50%       July 1, 2009      June 30, 2013
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2013
   Investor Class Shares                    Contractual    2.25%       July 1, 2009      June 30, 2013
Invesco Global Growth Fund
   Class A Shares                           Contractual    1.32%    December 19, 2011  December 31, 2012
   Class B Shares                           Contractual    2.07%    December 19, 2011  December 31, 2012
   Class C Shares                           Contractual    2.07%    December 19, 2011  December 31, 2012
   Class R5 Shares                          Contractual    1.07%    December 19, 2011  December 31, 2012
   Class R6 Shares                          Contractual    1.07%    September 24, 2012 December 31, 2012
   Class Y Shares                           Contractual    1.07%    December 19, 2011  December 31, 2012
Invesco Global Growth Fund
   Class A Shares                           Contractual    2.25%     January 1, 2013     June 30, 2013
   Class B Shares                           Contractual    3.00%     January 1, 2013     June 30, 2013
   Class C Shares                           Contractual    3.00%     January 1, 2013     June 30, 2013
   Class R5 Shares                          Contractual    2.00%     January 1, 2013     June 30, 2013
   Class R6 Shares                          Contractual    2.00%     January 1, 2013     June 30, 2013
   Class Y Shares                           Contractual    2.00%     January 1, 2013     June 30, 2013
Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.36%      August 1, 2012   February 28, 2014
   Class C Shares                           Contractual    2.11%      August 1, 2012   February 28, 2014
   Class R Shares                           Contractual    1.61%      August 1, 2012   February 28, 2014
   Class R5 Shares                          Contractual    1.11%      August 1, 2012   February 28, 2014
   Class R6 Shares                          Contractual    1.11%    September 24, 2012 February 28, 2014
   Class Y Shares                           Contractual    1.11%      August 1, 2012   February 28, 2014
Invesco Select Opportunities Fund
   Class A Shares                           Contractual    1.51%      August 1, 2012   February 28, 2014
   Class C Shares                           Contractual    2.26%      August 1, 2012   February 28, 2014
   Class R Shares                           Contractual    1.76%      August 1, 2012   February 28, 2014
   Class R5 Shares                          Contractual    1.26%      August 1, 2012   February 28, 2014
   Class R6 Shares                          Contractual    1.26%    September 24, 2012 February 28, 2014
   Class Y Shares                           Contractual    1.26%      August 1, 2012   February 28, 2014
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2013
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class R5 Shares                          Contractual    2.00%       July 1, 2009      June 30, 2013
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2013
Invesco International Core Equity Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2013
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2013
   Class R Shares                           Contractual    2.50%       July 1, 2009      June 30, 2013
   Class R5 Shares                          Contractual    2.00%       July 1, 2009      June 30, 2013
   Class R6 Shares                          Contractual    2.00%    September 24, 2012   June 30, 2013
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2013
   Investor Class Shares                    Contractual    2.25%       July 1, 2009      June 30, 2013
Invesco International Growth Fund
   Class A Shares                           Contractual    1.40%       May 23, 2011      June 30, 2013
   Class B Shares                           Contractual    2.15%       May 23, 2011      June 30, 2013
   Class C Shares                           Contractual    2.15%       May 23, 2011      June 30, 2013
   Class R Shares                           Contractual    1.65%       May 23, 2011      June 30, 2013
   Class R5 Shares                          Contractual    1.15%       May 23, 2011      June 30, 2013
   Class R6 Shares                          Contractual    1.15%    September 24, 2012   June 30, 2013
   Class Y Shares                           Contractual    1.15%       May 23, 2011      June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     3.00%     July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     3.00%     July 1, 2013    June 30, 2014
   Class R Shares                                  Contractual     2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                                 Contractual     2.00%     July 1, 2013    June 30, 2014
   Class R6 Shares                                 Contractual     2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     2.00%     July 1, 2013    June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     1.22%   November 29, 2010    June 30, 2014
   Class B Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                 Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     0.97%   November 29, 2010    June 30, 2014
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- -----------------     ----------
Invesco Endeavor Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2013
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2013
Invesco Global Health Care Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2013
   Investor Class Shares                      Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Global Markets Strategy Fund/5/
   Class H1 Shares                            Contractual     2.00%   September 25, 2012 February 28, 2014
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2014
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2013
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Premium Income Fund
   Class A Shares                             Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                             Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                             Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                            Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                            Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     0.64%   December 13, 2011  February 28, 2014
Invesco Select Companies Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- -----------------   ----------
Invesco Corporate Bond Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                             Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                            Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- -----------------   ----------
Invesco Dynamics Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco High Yield Fund
   Class A Shares                       Contractual     0.89%      June 6, 2011    June 30, 2013
   Class B Shares                       Contractual     1.64%      June 6, 2011    June 30, 2013
   Class C Shares                       Contractual     1.64%      June 6, 2011    June 30, 2013
   Class R5 Shares                      Contractual     0.64%      June 6, 2011    June 30, 2013
   Class R6 Shares                      Contractual     0.64%   September 24, 2012 June 30, 2013
   Class Y Shares                       Contractual     0.64%      June 6, 2011    June 30, 2013
   Investor Class Shares                Contractual     0.89%      June 6, 2011    June 30, 2013
Invesco High Yield Fund
   Class A Shares                       Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                       Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                       Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                Contractual     1.50%      July 1, 2013    June 30, 2014
Invesco High Yield Securities Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.00%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.10%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class A2 Shares                      Contractual     1.40%      July 1, 2012    June 30, 2013
   Class R5 Shares                      Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Municipal Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     1.50%      July 1, 2012    June 30, 2013
Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     2.00%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                          ------------ ----------  -----------------   ----------
Invesco Short Term Bond Fund
   Class A Shares                             Contractual      0.56%      June 6, 2011    June 30, 2013
   Class C Shares                             Contractual     0.91%/2/   March 4, 2009    June 30, 2013
   Class R Shares                             Contractual      0.91%     March 4, 2009    June 30, 2013
   Class R5 Shares                            Contractual      0.41%     March 4, 2009    June 30, 2013
   Class R6 Shares                            Contractual      0.41%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual      0.41%     March 4, 2009    June 30, 2013
Invesco U.S. Government Fund
   Class A Shares                             Contractual      1.50%      July 1, 2012    June 30, 2013
   Class B Shares                             Contractual      2.25%      July 1, 2012    June 30, 2013
   Class C Shares                             Contractual      2.25%      July 1, 2012    June 30, 2013
   Class R Shares                             Contractual      1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                            Contractual      1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                             Contractual      1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                      Contractual      1.50%      July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- -----------------   ----------
Invesco American Value Fund
   Class A Shares                             Contractual     1.25%     April 30, 2012   June 30, 2013
   Class B Shares                             Contractual     2.00%     April 30, 2012   June 30, 2013
   Class C Shares                             Contractual     2.00%     April 30, 2012   June 30, 2013
   Class R Shares                             Contractual     1.50%     April 30, 2012   June 30, 2013
   Class R5 Shares                            Contractual     1.00%     April 30, 2012   June 30, 2013
   Class R6 Shares                            Contractual     1.00%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual     1.00%     April 30, 2012   June 30, 2013
Invesco Comstock Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Energy Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                      Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Gold & Precious Metals Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                      Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Leisure Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                      Contractual     2.00%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- -----------------    ----------
Invesco Mid Cap Growth Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                               Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Small Cap Value Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Technology Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R5 Shares                               Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
   Investor Class Shares                         Contractual     2.00%     July 1, 2012      June 30, 2013
Invesco Technology Sector Fund
   Class A Shares                                Contractual     2.00%   February 12, 2010   June 30, 2013
   Class B Shares                                Contractual     2.75%   February 12, 2010   June 30, 2013
   Class C Shares                                Contractual     2.75%   February 12, 2010   June 30, 2013
   Class Y Shares                                Contractual     1.75%   February 12, 2010   June 30, 2013
Invesco Dividend Income Fund
   Class A Shares                                Contractual     1.10%   February 6, 2013  February 28, 2014
   Class B Shares                                Contractual     1.85%   February 6, 2013  February 28, 2014
   Class C Shares                                Contractual     1.85%   February 6, 2013  February 28, 2014
   Class R5 Shares                               Contractual     0.85%   February 6, 2013  February 28, 2014
   Class R6 Shares                               Contractual     0.85%   February 6, 2013  February 28, 2014
   Class Y Shares                                Contractual     0.85%   February 6, 2013  February 28, 2014
   Investor Class Shares                         Contractual     1.10%   February 6, 2013  February 28, 2014
Invesco Value Opportunities Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                               Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- -----------------  ----------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                                Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                                Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                                Contractual     0.50%     June 6, 2011    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- -----------------  ----------
Invesco Municipal Income Fund
   Class A Shares                                 Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                                 Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                                 Contractual     0.58%     June 6, 2011    June 30, 2013
Invesco Municipal Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     1.25%     July 1, 2013    June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Tax-Free Intermediate Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- -----------------    ----------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                         as of February 6, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  -----------------    ----------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2013
STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2013
Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2013
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of February 6, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- -----------------   ----------
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.72%     May 15, 2012    June 30, 2013
   Series II Shares                            Contractual     0.97%     May 15, 2012    June 30, 2013
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                            Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                            Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                            Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     0.77%     July 1, 2012    April 30, 2013
   Series II Shares                            Contractual     1.02%     July 1, 2012    April 30, 2013
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                            Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2013
   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of February 6, 2013


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                      Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                      Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                      Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                      Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     0.70%      July 1, 2012    April 30, 2013
   Series II Shares                      Contractual     0.95%      July 1, 2012    April 30, 2013
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%      May 1, 2013     June 30, 2014
   Series II Shares                      Contractual     1.75%      May 1, 2013     June 30, 2014
Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     0.80%      May 2, 2011     April 30, 2014
   Series II Shares                      Contractual     1.05%      May 2, 2011     April 30, 2014
Invesco V.I. High Yield Securities Fund
   Series I Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Series II Shares                      Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Series II Shares                      Contractual     2.50%      July 1, 2012    June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     1.30%   September 10, 2001 April 30, 2013
   Series II Shares                      Contractual     1.45%   September 10, 2001 April 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                      Contractual     2.25%      May 1, 2013     June 30, 2014

                                                         as of February 6, 2013


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco V.I. Money Market Fund
   Series I Shares                               Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                              Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Money Market Fund
   Series I Shares                               Contractual     1.50%      May 1, 2013    June 30, 2014
   Series II Shares                              Contractual     1.75%      May 1, 2013    June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                               Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                              Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                               Contractual     1.15%     July 1, 2005    April 30, 2013
   Series II Shares                              Contractual     1.40%     July 1, 2005    April 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                               Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                              Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Technology Fund
   Series I Shares                               Contractual     1.30%    April 30, 2004   April 30, 2013
   Series II Shares                              Contractual     1.45%    April 30, 2004   April 30, 2013
Invesco V.I. Technology Fund
   Series I Shares                               Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                              Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                               Contractual     2.00%      May 1, 2012    June 30, 2013
   Series II Shares                              Contractual     2.25%      May 1, 2012    June 30, 2013
Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                               Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                              Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. American Value Fund
   Series I Shares                               Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                              Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                               Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                              Contractual     0.97%     July 1, 2012    April 30, 2013

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                                Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                                Contractual     1.50%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                               Contractual     0.97%     July 1, 2012    April 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     1.34%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014

                                                         as of February 6, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                                        77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's

       Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO SECURITIES TRUST
      INVESCO VALUE MUNICIPAL INCOME TRUST
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

 AIM EQUITY FUNDS
 (INVESCO EQUITY                                          EFFECTIVE EXPIRATION
     FUNDS)                 WAIVER DESCRIPTION              DATE       DATE
 ----------------           ------------------            --------- ----------
  Invesco          Invesco will waive advisory fees to    3/27/2006 07/15/2013
  Constellation    the extent necessary so that advisory
  Fund             fees Invesco receives do not exceed
                   the annualized rates listed below.
                   0.695% of the first $250M
                   0.615% of the next $4B
                   0.595% of the next $750M
                   0.57% of the next $2.5B
                   0.545% of the next $2.5B
                   0.52% of the excess over $10B

 AIM TREASURER'S
  SERIES TRUST
    (INVESCO
   TREASURER'S                                            EFFECTIVE EXPIRATION
  SERIES TRUST)             WAIVER DESCRIPTION              DATE       DATE
 ---------------            ------------------            --------- ----------
  Premier          Invesco will waive advisory fees in    2/1/2011  12/31/2013
  Portfolio        the amount of 0.07% of the Fund's
                   average daily net assets
  Premier U.S.     Invesco will waive advisory fees in    2/1/2011  12/31/2013
  Government       the amount of 0.07% of the Fund's
  Money            average daily net assets
  Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE    COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2013
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2013
Invesco Core Plus Bond Fund                     June 2, 2009      June 30, 2013
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2013
Invesco Equity and Income Fund                February 12, 2010   June 30, 2013
Invesco Floating Rate Fund                      July 1, 2007      June 30, 2013
Invesco Global Real Estate Income Fund          July 1, 2007      June 30, 2013
Invesco Growth and Income Fund                February 12, 2010   June 30, 2013
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2013
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2013
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2013
Invesco U.S. Quantitative Core Fund             July 1, 2007      June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                     EFFECTIVE DATE  COMMITTED UNTIL
 ---------                                     --------------  ---------------
 Invesco Charter Fund                          July 1, 2007     June 30, 2013
 Invesco Constellation Fund                    July 1, 2007     June 30, 2013
 Invesco Disciplined Equity Fund               July 14, 2009    June 30, 2013
 Invesco Diversified Dividend Fund             July 1, 2007     June 30, 2013
 Invesco Summit Fund                           July 1, 2007     June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco European Small Company Fund           July 1, 2007     June 30, 2013
 Invesco Global Core Equity Fund               July 1, 2007     June 30, 2013
 Invesco International Small Company Fund      July 1, 2007     June 30, 2013
 Invesco Small Cap Equity Fund                 July 1, 2007     June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Convertible Securities Fund           February 12, 2010   June 30, 2013
Invesco Global Quantitative Core Fund           July 1, 2007      June 30, 2013
Invesco Leaders Fund                          February 12, 2010   June 30, 2013
Invesco Mid Cap Core Equity Fund                July 1, 2007      June 30, 2013
Invesco Small Cap Growth Fund                   July 1, 2007      June 30, 2013
Invesco U.S. Mortgage Fund                    February 12, 2010   June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                               --------------- ---------------
Invesco Asia Pacific Growth Fund                    July 1, 2007    June 30, 2013
Invesco European Growth Fund                        July 1, 2007    June 30, 2013
Invesco Global Growth Fund                          July 1, 2007    June 30, 2013
Invesco Global Opportunities Fund                  August 3, 2012   June 30, 2013
Invesco Global Small & Mid Cap Growth Fund          July 1, 2007    June 30, 2013
Invesco International Growth Fund                   July 1, 2007    June 30, 2013
Invesco International Core Equity Fund              July 1, 2007    June 30, 2013
Invesco Select Opportunities Fund                  August 3, 2012   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------- ---------------
Invesco Balanced-Risk Allocation Fund*                May 29, 2009      June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**    November 29, 2010    June 30, 2013
Invesco China Fund                                    July 1, 2007      June 30, 2013
Invesco Commodities Strategy Fund***               February 12, 2010    June 30, 2013
Invesco Developing Markets Fund                       July 1, 2007      June 30, 2013
Invesco Emerging Markets Equity Fund                  May 11, 2011      June 30, 2013
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010      June 30, 2013
Invesco Endeavor Fund                                 July 1, 2007      June 30, 2013
Invesco Global Health Care Fund                       July 1, 2007      June 30, 2013
Invesco Global Markets Strategy Fund               September 25, 2012   June 30, 2013
Invesco International Total Return Fund               July 1, 2007      June 30, 2013
Invesco Pacific Growth Fund                        February 12, 2010    June 30, 2013
Invesco Premium Income Fund                        December 13, 2011    June 30, 2013
Invesco Select Companies Fund                         July 1, 2007      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Corporate Bond Fund                        February 12, 2010   June 30, 2013
Invesco Dynamics Fund                                July 1, 2007      June 30, 2013
Invesco Global Real Estate Fund                      July 1, 2007      June 30, 2013
Invesco High Yield Fund                              July 1, 2007      June 30, 2013
Invesco High Yield Securities Fund                 February 12, 2010   June 30, 2013
Invesco Limited Maturity Treasury Fund               July 1, 2007      June 30, 2013
Invesco Money Market Fund                            July 1, 2007      June 30, 2013
Invesco Municipal Bond Fund                          July 1, 2007      June 30, 2013
Invesco Real Estate Fund                             July 1, 2007      June 30, 2013
Invesco Short Term Bond Fund                         July 1, 2007      June 30, 2013
Invesco U.S. Government Fund                         July 1, 2007      June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
***Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco American Value Fund                        February 12, 2010   June 30, 2013
Invesco Comstock Fund                              February 12, 2010   June 30, 2013
Invesco Energy Fund                                  July 1, 2007      June 30, 2013
Invesco Gold & Precious Metals Fund                  July 1, 2007      June 30, 2013
Invesco Leisure Fund                                 July 1, 2007      June 30, 2013
Invesco Mid Cap Growth Fund                        February 12, 2010   June 30, 2013
Invesco Small Cap Value Fund                       February 12, 2010   June 30, 2013
Invesco Technology Fund                              July 1, 2007      June 30, 2013
Invesco Technology Sector Fund                     February 12, 2010   June 30, 2013
Invesco Utilities Fund                               July 1, 2007      June 30, 2013
Invesco Value Fund                                 February 12, 2010   June 30, 2013
Invesco Value Opportunities Fund                   February 12, 2010   June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco High Yield Municipal Fund                  February 12, 2010   June 30, 2013
Invesco Intermediate Term Municipal Income Fund    February 12, 2010   June 30, 2013
Invesco Municipal Income Fund                      February 12, 2010   June 30, 2013
Invesco New York Tax Free Income Fund              February 12, 2010   June 30, 2013
Invesco Tax-Exempt Cash Fund                         July 1, 2007      June 30, 2013
Invesco Tax-Free Intermediate Fund                   July 1, 2007      June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco V.I. Balanced-Risk Allocation Fund****     December 22, 2010   June 30, 2013
Invesco V.I. Core Equity Fund                        July 1, 2007      June 30, 2013
Invesco V.I. Diversified Dividend Fund             February 12, 2010   June 30, 2013
Invesco V.I. Diversified Income Fund                 July 1, 2007      June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2013
Invesco V.I. Global Core Equity Fund               February 12, 2010   June 30, 2013
Invesco V.I. Global Health Care Fund                 July 1, 2007      June 30, 2013
Invesco V.I. Global Real Estate Fund                 July 1, 2007      June 30, 2013
Invesco V.I. Government Securities Fund              July 1, 2007      June 30, 2013
Invesco V.I. High Yield Fund                         July 1, 2007      June 30, 2013
Invesco V.I. High Yield Securities Fund            February 12, 2010   June 30, 2013
Invesco V.I. International Growth Fund               July 1, 2007      June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007      June 30, 2013
Invesco V.I. Money Market Fund                       July 1, 2007      June 30, 2013
Invesco V.I. S&P 500 Index Fund                    February 12, 2010   June 30, 2013
Invesco V.I. Small Cap Equity Fund                   July 1, 2007      June 30, 2013
Invesco V.I. Technology Fund                         July 1, 2007      June 30, 2013
Invesco V.I. Utilities Fund                          July 1, 2007      June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund     February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. American Value Fund        February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. Comstock Fund              February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund     February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund     February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund        February 12, 2010   June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund     July 1, 2007      June 30, 2013

--------
****Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                               --------------  ---------------
Government TaxAdvantage Portfolio                  July 1, 2007     June 30, 2013
STIC Prime Portfolio                               July 1, 2007     June 30, 2013
Treasury Portfolio                                 July 1, 2007     June 30, 2013

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                               --------------  ---------------
Invesco Municipal Income Opportunities Trust       June 1, 2010     June 30, 2013
Invesco Quality Municipal Income Trust             June 1, 2010     June 30, 2013
Invesco Value Municipal Income Trust               June 1, 2010     June 30, 2013

                                                               Sub-Item 77Q1(e)


                                AMENDMENT NO. 6

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of September 24, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, between AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

WHEREAS, the Trust desires to amend the Agreement to (i) remove Invesco High Income Municipal Fund, and (ii) change the names of Invesco Van Kampen High Yield Municipal Fund to Invesco High Yield Municipal Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund to Invesco Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund to Invesco Municipal Income Fund and Invesco Van Kampen New York Tax Free Income Fund to Invesco New York Tax Free Income Fund;

   NOW, THEREFORE, the parties agree that;

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           ------------------------------------

 Invesco Tax-Exempt Cash Fund           June 1, 2000

 Invesco Tax-Free Intermediate Fund     June 1, 2000

 Invesco High Yield Municipal Fund      February 12, 2010

 Invesco Intermediate Term Municipal    February 12, 2010
 Income Fund

 Invesco Municipal Income Fund          February 12, 2010

 Invesco New York Tax Free Income Fund  February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO TAX-FREE INTERMEDIATE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.30%
         Over $500 million to and including $1 billion.....    0.25%
         Over $1 billion...................................    0.20%

                         INVESCO TAX-EXEMPT CASH FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         All Assets........................................    0.35%

                       INVESCO HIGH YIELD MUNICIPAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $300 million................................    0.60%
         Next $300 million.................................    0.55%
         Over $600 million.................................    0.50%

                INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND
                         INVESCO MUNICIPAL INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.50%
         Over $500 million.................................    0.45%

                     INVESCO NEW YORK TAX FREE INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................     0.47%
         Over $500 million.................................    0.445%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                           AIM TAX-EXEMPT FUNDS
                                                     (INVESCO TAX-EXEMPT FUNDS)

Attest:  /s/ Peter A. Davidson               By:  /s/ John M. Zerr
         ----------------------------------       ---------------------------------
           Assistant Secretary                      John M. Zerr
                                                    Senior Vice President

(SEAL)

                                                         INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson               By:  /s/ John M. Zerr
         ----------------------------------       ---------------------------------
           Assistant Secretary                      John M. Zerr
                                                    Senior Vice President

(SEAL)

                                AMENDMENT NO. 5

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of September 24, 2012, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

      WHEREAS, the Trust desires to amend the Agreement to (i) remove Invesco High Income Municipal Fund, and (ii) change the names of Invesco Van Kampen High Yield Municipal Fund to Invesco High Yield Municipal Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund to Invesco Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund to Invesco Municipal Income Fund and Invesco Van Kampen New York Tax Free Income Fund to Invesco New York Tax Free Income Fund;

   NOW, THEREFORE, the parties agree that;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

             Invesco Tax-Exempt Cash Fund
             Invesco Tax-Free Intermediate Fund
             Invesco High Yield Municipal Fund
             Invesco Intermediate Term Municipal Income Fund
             Invesco Municipal Income Fund
             Invesco New York Tax Free Income Fund"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Eric Adelson
                                                  ------------------------------
                                          Name:   Eric Adelson
                                          Title:  Senior Vice President

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  EVP & CFO

                           INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                           Sub-Adviser

                           By:     /s/ Christian Puschmann   /s/Jens Langewand
                                   ---------------------------------------------
                           Name:   Christian Puschmann / Jens Langewand
                           Title:  Managing Director / Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ G.J. Proudfoot
                                                  ------------------------------
                                          Name:   G.J. Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     /s/ Nick Burrell
                                                  ------------------------------
                                          Name:   Nick Burrell
                                          Title:  Company Secretary

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Gracie Liu /s/ Fanny Lee
                                                  ------------------------------
                                          Name:   Gracie Liu / Fanny Lee
                                          Title:  Director / Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel